Exhibit 10.4

INFORMATION TECHNOLOGY INC.

EQUIPMENT SALE AGREEMENT

Agreement made between Information Technology, Inc. (the “Vendor”), and the “Customer” identified below.

1. PURCHASE

1.1.Customer hereby purchases from Vendor and Vendor hereby sells to Customer the equipment identified in Appendix A (the “Equipment”), upon the terms set forth in this agreement.  The term “Equipment” shall also include any software, documentation (including manuals and educational materials) or software maintenance releases and updates which are provided by the manufacturer of the Equipment identified in Appendix A (the “Manufacturer”).

II. DELIVERY

2.1 INSTALLATION.  Delivery and, if required by the complexity of the Equipment or by agreement with the Customer, installation of the Equipment will be made by the Manufacturer at Customer’s address set forth below.  Customer shall pay the installation charges of Manufacturer, if any.

2.2 SUBSTITUTION.  Equipment of equivalent or superior functionality and performance may be substituted by Vendor or Manufacturer.

III. CONSIDERATION

3.1 PURCHASE PRICE.  As and for the purchase price for the Equipment, Customer agrees to pay Vendor and Vendor agrees to accept from Customer, the purchase price specified in Appendix A.

3.2 TAXES AND OTHER CHARGES.  In addition to the purchase price, Customer shall pay all transportation charges and all taxes (including, without limitation, sales, use, privilege, ad valorem or excise taxes) and customs duties paid or payable by Vendor, however designated, levied or based on amounts payable to Vendor under this agreement, but exclusive of federal, state and local taxes based on Vendor’s net income.  If additional labor and rigging are required for installation due to Customer’s special site requirements, Customer will pay those costs, including costs to meet union or local law requirements.  Customer shall not deduct from payments to Vendor any amounts paid or payable to third parties for transportation charges, customs duties or taxes, however designated.

3.3 MANNER OF PAYMENTS.  The purchase price and other charges arising under this agreement shall be payable by Customer to Vendor in the following manner:

(A) A percentage of the purchase price, as specified in Appendix A, shall be payable upon execution of this agreement by Customer; the receipt or deposit of such payment, however, shall not constitute Vendor’s acceptance of this agreement.

(B) The balance of the purchase price, together with any transportation charges and any taxes and duties theretofore incurred by Vendor, shall be payable upon delivery of the Equipment to Customer.

(C) Any taxes, duties, or other charges incurred by Vendor following delivery of the Equipment shall be payable within ten (10) days of receipt by Customer of Vendor’s invoice therefor.

3.4 CURRENCY.  The purchase price and any other charges arising under this agreement shall be invoiced and be payable in U.S. Dollars.

3.5 LATE PAYMENT.   Customer shall pay a late payment charge of one and one-half percent (1 1/2%) per month, or the maximum late payment charge permitted by applicable law, whichever is less, on any amount payable by Customer under this Agreement and not paid when due.  Said late payment charge shall be applied for each calendar month (or fraction thereof) that such payment is not made following its due date.

IV. TITLE

4.1 Until such time as the purchase price and any other charges payable to Vendor as of the date of delivery have been paid in full, the Equipment and all instruction manuals therefor shall remain the property of Vendor and, at the option of Vendor, shall be returned to Vendor at Customer’s expense in the event the purchase price is not paid as hereinabove provided.

V. SECURITY

5.1 Vendor reserves and Customer grants to Vendor a security interest in the Equipment as security for the performance by Customer of its obligations hereunder including, but not limited to, payment of the purchase price and other charges as specified in Section III above.  A copy of this agreement may be filed in appropriate filing offices at any time after signature by Customer as a financing statement or Vendor may require and Customer shall execute a separate financing statement for purposes of perfecting Vendor’s security interest granted pursuant to the provisions of this paragraph.

VI. CUSTOMER OBLIGATIONS

6.1 RISK OF LOSS.  From and after the date of delivery, the risk of loss or damage to the Equipment shall be on the Customer.

6.2 OPERATION.  Customer acknowledges and agrees that it is exclusively responsible for the operation, supervision, management and control of the Equipment, including, but not limited to, providing adequate training for its personnel, instituting appropriate security procedures, and implementing reasonable procedures to examine and verify all output before use.  Vendor shall have no responsibility or liability for Customer’s selection or use of the Equipment or any associated equipment.

VII. WARRANTIES

7.1 WARRANTY. Vendor warrants to Customer that it has the right to transfer title of the Equipment to Customer.  Vendor’s sole liability under this warranty shall be to obtain any title or authorization necessary to transfer such title to Customer.

7.2 DISCLAIMER.  THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES AND NO OTHER WARRANTY IS EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7.3 MANUFACTURER’S WARRANTY.  Customer expressly understands and agrees that warranties regarding patents, materials, workmanship or use of the Equipment (the “Manufacturer’s Warranty”), if any, are made exclusively by the Manufacturer and not by Vendor, and if made, shall be encompassed within a separate agreement.  Customer’s exclusive remedy under Manufacturer’s Warranty shall be as provided therein and shall lie exclusively against and be obtainable only from the Manufacturer, and Customer expressly agrees that it shall have no claim or cause of action against Vendor in the event the Manufacturer is for any reason unwilling or unable to perform under the terms of manufacturer’s Warranty.

7.4  LIMITATION OF LIABILITY. Customer expressly agrees that Vendor’s responsibilities in the event of its breach of the warranties contained in paragraph 7.1 of this agreement are as set forth in said paragraph.  Vendor’s liability for damages, regardless of the form of action shall not exceed the purchase price set forth in Appendix A to this agreement and shall arise only if the remedies set forth in paragraph 7.1 are not fulfilled by Vendor.  Customer further agrees that Vendor will not be liable for any lost profits, or for any claim or demand against Customer by any other party.  IN NO EVENT WILL VENDOR BE LIABLE FOR CONSEQUENTIAL DAMAGES EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  No action, regardless of form, arising out of the transactions under this agreement, may be brought by either party more than one (1) year after the cause of action has accrued, except that an action for non-payment may be brought within one (1) year after the date of the last payment.

THE CUSTOMER’S REMEDIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE.

VIII. DEFAULT

8.1 REMEDY. Upon the occurrence of an event of default, as hereinafter defined, by Customer, if the Equipment has theretofore been delivered, Vendor may recover, together with any incidental damages, any unpaid portion of the purchase price of the Equipment as specified in Appendix A hereto.  If the Equipment has not been delivered, in which event Vendor may withhold delivery of such Equipment, or if the Equipment is returned to Vendor upon Vendor’s election pursuant to Section IV, Vendor may resell the Equipment.  Upon such resale, Vendor shall recover from Customer the difference between the unpaid portion of the purchase price, as specified in Appendix A, and the resale price, together with any incidental damages, including expenses of resale, sustained by Vendor by reason of Customer’s default.  The remedy herein specified is not exclusive.  Vendor may elect to pursue any other remedy available to it pursuant to applicable law.

8.2 EVENTS OF DEFAULT. As utilized in this agreement, an event of default is defined as any of the following:

(A) Customer’s failure to pay any amounts required to be paid to Vendor under this agreement on a timely basis;

(B) Customer’s refusal to accept delivery of the Equipment;

(C) Until the purchase price has been paid in full, any attempt by Customer to assign, sell, mortgage, or otherwise convey the Equipment;

(D) Prior to the payment in full of the purchase price, Customer causing or permitting any encumbrance, of any nature whatsoever, to attach to Customer’s interest in the Equipment in favor or any person or entity other than Vendor;

(E) The entry of any order for relief under any provision of the federal bankruptcy code in any bankruptcy proceedings initiated by or against Customer; or

(F) Customer’s breach of any of the terms or conditions of this agreement.

IX. GENERAL

9.1 TITLES. Titles and paragraph headings are for reference purposes only and are not to be considered a part of this agreement.

9.2 FORCE MAJEURE. No party shall be liable for delay in performance hereunder due to causes beyond its control, including but not limited to acts of God, fires, strikes, delinquencies of suppliers, intervention of any governmental authority or acts of war, and each party shall take steps to minimize any such delay.

9.3 WAIVER. No waiver of any breach of any provision of this agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof and no waiver shall be effective unless made in writing and signed by an authorized representative of the party to be charged therewith.

9.4 SEVERABILITY. In the event that any provision of this agreement shall be illegal or otherwise unenforceable, such provision shall be severed from this agreement and the entire agreement shall not fail on account thereof, the balance of the agreement continuing in full force and effect.

9.5 NOTICES. Any notice which either party hereto is required or permitted to give hereunder shall be addressed to the party to be charged therewith at the address set forth below and shall be given by certified or registered mail.  Any such notice shall be deemed given on the date of deposit in the mail.

9.6 ENTIRE AGREEMENT. THE PARTIES HERETO ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS.  THE PARTIES FURTHER AGREE THAT THIS AGREEMENT AND ANY MODIFICATIONS MADE PURSUANT TO IT CONSTITUTE THE COMPLETE AND EXCLUSIVE WRITTEN EXPRESSION OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS PROPOSALS, ORAL OR WRITTEN, UNDERSTANDINGS, REPRESENTATIONS, CONDITIONS, WARRANTIES, COVENANTS, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.  THE PARTIES FURTHER AGREE THAT THIS AGREEMENT MAY NOT IN ANY WAY BE EXPLAINED OR SUPPLEMENTED BY A PRIOR OR EXISTING COURSE OF DEALINGS BETWEEN THE PARTIES, BY ANY USAGE OF TRADE OR CUSTOM, OR BY ANY PRIOR PERFORMANCE BETWEEN THE PARTIES PURSUANT TO THIS AGREEMENT OR OTHERWISE.  IN THE EVENT CUSTOMER ISSUES A PURCHASE ORDER OR OTHER INSTRUMENT COVERING THE EQUIPMENT HEREIN SPECIFIED, IT IS UNDERSTOOD AND AGREED THAT SUCH PURCHASE ORDER OR OTHER INSTRUMENT IS FOR CUSTOMER’S INTERNAL USE AND PURPOSES ONLY AND SHALL IN NO WAY AFFECT ANY OF THE TERMS AND CONDITIONS OF THIS AGREEMENT.

9.7 GOVERNING LAW. This agreement is accepted in the State of Nebraska, and shall be enforced in accordance with and governed by the laws of the State of Nebraska.

9.8 CHOICE OF FORUM. Any action arising out of or related to this agreement or the transaction herein described, whether at law or in equity, may be initiated in and litigated in the state or federal courts of the State of Nebraska.  In accordance herewith, the parties hereto submit to the jurisdiction of the courts of said state.  Any party being not a resident of Nebraska at the time of suit hereby appoints the Secretary of State of Nebraska as its agent for receipt of service of process.

9.9 ATTORNEY’S FEES. In the event that any action or proceeding is brought in connection with this agreement the prevailing party therein shall be entitled to recover its costs and reasonable attorney’s fees.

9.10 COUNTERPARTS/FACSIMILES. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Any signature to this Agreement may be transmitted by fax and a facsimile signature received by a party hereto shall for all purposes be deemed an original signature hereto.

9.11 EFFECTIVE DATE. This agreement shall be effective on the date accepted and executed by an authorized representative of Vendor.

CUSTOMER:		VENDOR
Feather River State Bank		INFORMATION TECHNOLOGY, INC.
Signature:	Brent Davis	Signature:	Timothy D. Conzemius
Name:	Brent Davis	Name:	Timothy D. Conzemius
Title:	VP Chief Technology Officer	Title:	Vice President
Address:	1227 Bridge Street	Address:	1345 Old Cheney Road
	YUBA CITY CA 95991		Lincoln, NE 68512
Date:	03/15/01	Date Accepted:	May 21, 2001

APPENDIX A

EQUIPMENT AND TERMS

1. MANUFACTURER. The Manufacturer of the Equipment subject to this agreement is:	2. PURCHASE PRICE: The purchase price for the Equipment is $ 247,236 . 30 % thereof shall be payable upon execution of this agreement, the balance upon delivery of the Equipment. .

3. EQUIPMENT. The Equipment subject to this agreement consists of the following:

Appendix A

QTY	STYLE	DESCRIPTION	PURCHASE PRICE	EXTENDED PRICE
	1 ITI6100-T2	SYS: ITI LX6100 TOWER PKG	14,971	14,971
	1 ES504141-Z	SVR: TOWER Z-BOX 5044
	1 ES504141-OK1	ACC: ES5044 OP. KIT
	1 B25-LC	PWR CORD: LINE CORD
	1 MGT50-PCI	CTRL: REMOTE MGMT CARD
	1 ES204141-TAP	ACC: SERVER TOWER KIT
	2 XEO37001-1MB	PROC:XEON 700MHZ/1MB LVT
	2 XEO37001-TRM	ACC:PROC. TERMINATOR
	1 XEO37001-VRM	ACC: PROC. VOLT REGULATOR
	4 DIM 10068-128	MEM: 128MB SDRAM PC 100 EC
	1 LX6100-LCP	INSTL: CLEARPATH HOLO LBL
	1 ES204410-HBP	ACC: HOTSWAP BK. PLANE 1”
	2 HDM 18110-CX1	DISK: 18GB, 1”, 10K, SCA NR
	1 SVG 100-EXT	CABLE: SVGA EXTENSION
	1 EVG3200-P	DISPLAY: 17"
	1 PWM2-PS2	MOUSE: SCROLLING MOUSE
	1 PCK104-SKB	KEYBD: SPACE SAVER
	1B25-LC	PWR CORD: LINE CORD
	2 PCK1-EXT	CABLE: PS2 KYB EXTENSION
	2DRV1000-SUP	ACC: DRIVER KIT
	1 ESR504141-LB	N ACC: ESR5044 WINDOWS LBL
	1 PCI400-1UD	CTRL: 1CHAN ULT SCSI DIFF	525	525
	1 OP378-34	ADPTR: DATA COMM HOST 5	4,000	4,000
	1 CBL378-8	CABLE: CONN BOX - 8 FT	150	150
	1 OP246-94	CTRL: PARALLEL PORT PRINT	90	90
	1 CSM311000-LR	DISK: LVD RAID W/O ENV	7,012	7,012
	1 OSM3000-SU2	DISK: OSM LVD SINGLE BUS
	1 OSM1200-RAD	CTRL: LVD RAID CTRL
	1 PC1502-P64	CTRL: 64BIT 2CHAN,LVD/SCS	765	765
	1 ETH1010052-PCI	ACC: PCI FAST ETHERNET 3.	135	135
	1 CBL 134-2	CABLE: OSM LVD 2M	121	121
	2 USE 1936-LC6	PWR CORD : C20/NEMA L6-20P	75	150
	1 OSD18209-W45	DISK: 18GB, 10K RPM LVD	1,022	1,022
		SUBTOTAL		28,941
		LESS: TRADE-IN ALLOWANCE		5,778
		TOTAL HARDWARE		23,163

SYSTEM SOFTWARE

QTY	STYLE	DESCRIPTION	ONE TIME LICENSE CHARGE	EXTENDED PRICE
	1ESS504030-N	SYS MGT: VALUE ADDED S/W	650	650
	1ESS500030-CO	R SYS MGT: VALUE S/W BASE
	1 ESS1004-SD	SYS MGT: 4X SRVR DIRECTOR
	1 ESS5000-ANA	SYS MGT: ESANALAYST MGR.
	1 ESS5000-INS	FILE MGT: ES INSTALL MGR
	1 ESS5000-PRS	FILE MGT: ES PROCESS. MGR
	1 ESS5000-CST	FILE MGT: ES CONTRAST. MGR
	1 ESS5000-SVC	FILE MGT: ES SERVICE MGR
	1 ESS5000-PWR	FILE MGT: ES POWER.MGR
	1 ESS5000-SCR	SYS MGT: ES SCRIPTMGR
	1 ESS5000-RES	SYS MGT: ES TESTARTMGR
	1 ESS5000-THR	SYS MGT: ESTHRESHOLD MGR.
	1 ESS5000-STM	SYS MGT: ESSYSTEMS MGR.
	1 ESS5000-PER	SYS MGT: PERFORMANCE MGR
	1 ESS50000-EVT	SYS MGT: EVENT LOG MGR
	1 ESS5000-LOG	SYS MGT: LOG OFF MANAGER
	1 CAI4008-L	SYS MGT: ESS5000 CAI IT
	1 ESS99-BLV	FILE MGT: B&L VERTICES
	1 LXS820005-L	O/S: WIN2000 SVR 1-8P US	3,999	3,999
	1 WSA200008-L	O/S: WIN2000 SVR 1-8P US
	1 LXS6 1006-IT7	O/S: MCP/TDS 88K ACTS6.0	198,000	198,000
	1 LX10-MCM	O/S: LX SYS SW COR MEDIA
	1 LX10-MCS	O/S: MCP SRVR COM PLAT SW
	1 LX10-CNN	O/S: MCP SRVR COMM NW SW
	1 LX6000-PSS	O/S: MCP SRVR PLT SPEC SW
	1 LX6100-STU	O/S: EMULATION SW LX6100
	1 ACD6100-300	ACC: SEC.DEVICE LX6130
	1 LX10-TDS	DATAMGT: TRANS/DATA SRVR
	1 LXC25-NXV	WRKST SW: ICNXVIEW 25U LO
	1 ICS16-CS	WRKST SW: INFOCONNECT 16
	1 ICS32-CS	WRKST SW: INFOCONNECT 32
	1 LXC999-CAL	O/S: MCP/TDS CAL UNLIMITD
	1 NXT99-JSN	WWW: NX/WEBSTN UNRESRCTLO
	1 LX10-WLS	BEA: WEBLOGIC SERVER/LX
	1 ESS100030-RN	DOC: 3.0 RELEASE NOTES	20	20
	1 NXP40-BYC	COM SW: BISYNC PROTOCOL	5,039	5,039
	1 NX10-BYC	COM SW: BISYNC PROTOCOL
	1 NXP40-DCS	COM SW: DATA COMMUNICATN	14,438	14,438
	1 NX10-DCS	COM SW: DATA COMMUNICATN
		LESS: OTC UPGRADE ALLOW		47,573
		TOTAL OTC		174,573

QTY	STYLE	DESCRIPTION	FIVE YEAR LICENSE CHARGE	EXTENDE PRICE
	1 LXU6100-IT7	SUBSCRN: SSU PLUS 88K AC	49,500	49,500
	1 LX10-SSU	SUBSCRN: SSU PLUS UNLIMTD
	1 ESR2050-SER	SERV: ES2K/5KE-SERV REQ
		SUB TOTAL		49,500

		TOTAL 5YR LICENSE		49,500

		TOTAL SYSTEM SOFTWARE		224,073
		TOTAL SOFTWARE		224,073

		Summary
		TOTAL HARDWARE		23,163
		TOTAL SOFTWARE		224,073
		TOTAL		247,236